Exhibit 10.5.1

SECOND ASSIGNMENT, ASSUMPTION AND
AMENDMENT OF LEASE

THIS SECOND ASSIGNMENT, ASSUMPTION, AND AMENDMENT OF LEASE (this "Second Assignment") is entered into as 24th the day of April, 2015, (herein, the "Effective Date") by and among, Bruxie, LLC, a Delaware limited liability company, successor in interest to Cheesesteak Connection #4, LLC, a Colorado limited liability company (herein, "Assignor"), SHQ Glendale, LLC, a Colorado limited liability company (herein, “assignee"), The Robford Company, LLC, a Colorado limited liability company (herein, "Landlord"), Dean Simon, individually ("Original Guarantor"), and Southern Concepts Restaurant Group, Inc., a Colorado corporation and Jay W. Roth, individually ("New Guarantor").

RECITALS:

A.            Landlord and Cheesesteak Connection #4, LLC (as "Tenant") were parties to that certain Shopping Center Lease Agreement made and entered into as: of February 17, 2010 (the "Original Lease") for the Premises located in the shopping center having an address of 1000 South Colorado Blvd., Suite 103, Glendale, Co 80246, which was subsequently amended and assigned by the former Tenant to Bruxie, LLC by the Assignment, Assumption and Amendment of Lease dated December 23, 2013 (herein, "First Amendment") and consented to by the Landlord. A copy of the Original Lease, along with the First Amendment, is attached hereto as Exhibit A, and together shall constitute the "Lease". Any and all defined terms used in this Assignment, unless otherwise defined herein, shall have the same meaning as such te1ms are defined in the Lease.

B.            On or about February  17, 2010, Original Guarantor agreed to guaranty the obligations owing pursuant to the te1ins of the Lease pursuant to that certain Guaranty of Lease attached to the original lease as Exhibit "C", subject to the limitations set forth in Paragraph 6 thereof (the "Original Guaranty").

C.            Assignor desires to assign its leasehold interests in the Lease and the Premises, and personal property therein, to Assignee (pursuant to a "Bill of Sale" attached hereto as Exhibit X), and assignee desires to accept such assignment and purchase Assignor’s personal property and equipment.

D.            Assignor agrees to assign, transfer, and convey to assignee, and Assignee agrees to accept and assume from Assignor, all of Assignor’s right, title, interests, and obligations to and under Lease, subject to the amendments to the Lease expressly set forth and agreed to herein.

E.     Subject to the terms and conditions contained herein, Landlord hereby consents to the assignment of the Lease to Assignee, and joins in this Second Assignment in order to evidence its agreement with, and consent to, the amendments to the Lease more fully set forth herein.

NOW, THEREFORE,  FOR VALUE RECEIVED, and in consideration of the mutual agreements and obligations set forth in this Second Assignment and the Bill of Sale, and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby, as of the "Commencement Date" (defined below), bargains, sells, grants, conveys, transfers, and assigns to assignee, and assignee hereby, as of the Commencement Date, accepts and assumes from Assignor, all of Assignor's right, title, obligations and interest in and to the Lease.

THIS SECOND ASSIGNMENT is made on the following terms, covenants, and conditions:

1.          Pursuant to Sections 16.l(h) ;md 16.l(i) of the Lease, Assignor shall pay Landlord upon the Effective Date hereof: (i) all of the reasonable expenses incurred by Landlord in connection with the assignment of the Lease, including, without limitation, attorney's fees in the amount of Two Thousand Dollars ($2,500), and (ii) the Processing Fee, which such Processing Fee shall not exceed Five Thousand Dollars ($5,000).

2.          Assignee shall pay Assignor upon the Effective Date hereof, the sum of: (i) Fifteen Thousand Five Hundred Fifty-Eight Dollars ($15,588) as replacement of Assignor’s Security Deposit, (ii) all of the reasonable expenses incurred by Landlord in connection with the assignment of the Lease, the amount paid by Assignor to Landlord pursuant to Section 16.l(h) of the Lease as noted hi Paragraph 1 above, and (iii) Five Thousand Dollars ($5,000), the amount paid by Assignor to Landlord for the Processing Fee, pursuant to Section 16.1(i) of the Lease. Such total sum paid to Assignor shall be non- refundable for any and all reasons except failure of Assignor to deliver the Premises with all of the furniture, fixtures, and equipment listed on the Bill of Sale in place, on or before the "Commencement Date" (defined below).

3.          In addition to the payments of Paragraph 2 above, assignee shall pay Assignor the purchase price of Two Hundred Thousand Dollars ($200,000) for the Leasehold interest and personal property as shown on Exhibit B, due and payable in the following manner: (i) Seventy-Five Thousand Dollars ($75,000) within five (5) days of the Effective Date, (ii) Forty-Two Thousand Dollars ($42,000) on May 1, 2015, (iii) Forty-Two Thousand Dollars ($42,000) on June 1, 2015, and (iv) the remaining payment of Forty-One Thousand Dollars ($41,000) on July 1, 2015; Further,  on the Effective Date, assignee shall issue stock in Southern Concepts Restaurant Group, Inc., a Colorado corporation to Assignor in an amount having a cash value as of the Effective Date equal to Twenty Thousand Eight Hundred and Thirty-Three Dollars ($20,833). Assignor shall vacate the Premises and deliver the Premise to assignee on April 24, 2015 (the "Commencement Date") in the following condition: assignee shall accept the Promises in its "as-is", "where is” condition, provided however, oil furniture, fixtures and equipment listed on the Bill of Sale and conveyed herein to assignee by Assignor shall remain in the Promises upon the remittance of the Assignment Fee. assignee shall transfer all utilities into Assignee's name no later than May 5, 2015. Assignor has paid Landlord the Minimum Guaranteed Rental payments and all of the additional rental payments in collection with the Premises under the Lease for the month of March, 2015, and on the Commencement Date Assignor shall pay Landlord the Minimum Guaranteed Rental payments and all of the additional rental payments in connection with the Promises under the Lease for the month of April, 2015. Effective on the Commencement Date Assignee shall be responsible for all of the obligations for payment of the Minimum Guaranteed Rental payments and all of the additional rental payments in connection with the Promises under the Lease, and in addition, assignee shall be responsible for all utility bills for services provided on or after the Commencement Date.

4.          Except as otherwise expressly provided herein, upon the Commencement Date Assignee agrees to (a) perform directly any and all duties and obligations of; Assignor, as Tenant under the Lease, as amended by the First Amendment, and as further amended hereby, that accrue from and after the Commencement Date, and (b) abide by the terms and conditions of the Lease, from and after the Commencement Date, as if Assignee signed the Lease originally as Tenant.

5.          Assignor is represented by CBRE - Retail and Religious Facilities (Thomas Mathews) ("Assignor's Broker"), and Assignee is represented by SullivanHayes Brokerage (Michael DePalma and

Sean Kulzer) ("Assignee's Broker"), and Assignor and Assignee hereby represents and warrants to the other, that, to its knowledge, no  other broker, agent or finder (a) negotiated or was instrumental in negotiating or consummating this Second Assignment on its behalf, or/and (b) is or might be entitled to a commission or compensation in connection with this Second Assignment. Assignor shall pay any commissions or fees that are payable to Assignor's Broke1·with respect to this Second Assignment in accordance with the provisions of a separate commission contract. Assignee shall pay any commissions or fees that are payable to Assignee's Broker with respect to this Second Assignment in accordance with the provisions of a separate commission contract. Assignor and Assignee affirmatively state that Landlord bas no obligation to pay any commissions in connection with this Second Assignment. Assignor and Assignee agree to indemnify and hold Landlord harmless from any claims for any commissions which may be done and owing in connection with this Second Assignment.

6. Prior to the Commencement Date, and in accordance with Section 10.2 of the Lease, Assignor shall remove its signage from the fascia above the Premises and repair any damage caused by said removal. Within sixty (60)  days following the Commencement Date, Assignee shall install, at Assignee's sole cost and expense, its prototype ·storefront sign on the fascia above the Premises in accordance with all applicable governmental laws, codes, ordinances and regulations, and in accordance with the provisions contained in the Lease, and further subject to the Landlord's signage criteria for the Shopping Center.

7.          Notwithstanding the manner in which the rental obligations are apportioned between Assignor and Assignee in Paragraphs 3 and 4 above, Landlord agrees that it shall look solely to Assignee to fulfil1 all obligations under the Lease, as an1ended hereby, that accrue from and after the Commencement Date, and shall look solely to Assignor to cure all defaults and fulfill all obligations that accrued prior to the Commencement Date. Provided there are no defaults under the Lease, as amended hereby, other than Assignor's breach of Paragraph 18.l(e), as of the Commencement Date, Landlord agrees that the Original Guarantor shall be released from any obligations that accrue under the Lease on or after the Commencement Date.

8.          As of the Commencement Date the Lease is hereby amended, and the First Amendment is hereby superseded, and restated in its entirety as follows:

(a)            Article 1-Definltions:

(i)	The reference to "Tenant" under the Lease shall refer to:

SHQ Glendale, LLC

(ii)	The reference to "Tenant's mailing/Notice address" shall refer to:

SHQ Glendale, LLC
2 North Cascade Avenue, Suite 1400
Colorado Springs, CO 80903
Attn:  Heather Atkinson
Email: heather@southernconcepts.com

(iii)	The reference to title "Tenant's Trade Name" shall refer to: "Southern Hospitality"

(iv)	The "Security Deposit" of $15,558 is hereby assigned to Assignee, and, along with the additional deposit herein below, shall be refunded to Assignee at the end of the Term, subject to the provisions of Section 19.1 of the Lease. On the Effective Date, Assignee shall deliver to Landlord an additional security deposit in the amount of $24,442.00 in the form of a cashier's check, for a total Security Deposit of $40,000.00. Landlord shall have no obligation to return any portion of the Security Deposit to Assignor.

(v)
Tenant's "Permitted Use" shall refer to:

The operation of an upscale, quick service, Barbeque restaurant serving any and all of the following: brisket, pulled pork and otherwise BBQ sandwiches ("BBQ Style Fare"), together with salads and traditional BBQ side dishes such as potato salad, baked beaus, and coleslaw, alcoholic and non-alcoholic beverages; and such other items as shown on Tenant's Menu. Any changes in the Permitted Use shall require the prior approval of  Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant acknowledges and agrees that, notwithstanding anything to the contrary contained herein, it may not derive more than 10% of its annual gross revenues from the sale of salads.

(vi)
Tenant's "Exclusive Use" shall refer to:

Provided that Tenant is not in default hereunder beyond any applicable notice and cure period, Landlord shall not lease space in the Shopping Center to any entity whose "Primary Business" is BBQ Style Fare. For the purposes of this paragraph only, "Primary Business" shall mean fifteen percent (15%) or more of menu items are BBQ Style Fare. Such Exclusive Use shall not apply to any existing leases or any extensions thereof as of the Effective Date. If any third party commences an action against Landlord arising from the enforcement of Tenant's Exclusive Use, and provided Landlord is not in default hereunder beyond any applicable notice and cure period, then Tenant shall indemnify, defend and hold Landlord harmless from and against any and all such claims in connection therewith or arising therefrom.

(vii)    Tenant shall not permit any act and/or omission on or about the Premises which may cause or causes the revocation or suspension of the Colorado and/or local Liquor License associated with the Premises. Tenant shall notify Landlord of any potential Liquor License violation within three (3) days following receipt of notice thereof. Tenant shall not voluntarily surrender the Liquor License to any governmental agency. Effective upon te1wination of this Lease or Tenant's right to possession of the Premises, Tenant hereby assigns to Landlord, or at Landlord's designation, Landlord's designee, all of its interest in any and all licenses relating to the sale of alcoholic beverages from the Premises, and Landlord shall be entitled to seek approval from government agencies issuing such Licenses for the transfer  of such Licenses to Landlord  or Landlord's designee. Tenant shall, at its own expense (with Landlord paying all fees and costs associated with the transfer of said license(s)), cooperate reasonably with Landlord's efforts to obtain any necessary government approvals for such transfer and shall promptly execute such further documents as may be reasonably requested by Landlord to give full effect to this Paragraph or to support Landlord's (or Landlord's designee's) application transfer of such license(s). In the event that this Lease or Tenant's right to possession of the Premises is terminated by Landlord for any reason, then in addition to any other amounts that Landlord may be entitled to recover under this Lease, Tenant shall be liable to reimburse all Landlord's costs incurred in connection with such license transfer(s), including, without limitation, reasonable attorney's fees and disbursements and governmental application and transfer fees. The obligations of Tenant under this Paragraph shall survive the expiration or termination of this Lease.

(b)            Section 27.8 of the Original Lease (Estoppel) is hereby amended to add the following sentence: Landlord agrees that at any time, and from time to time during the Lease Term, within 10 days after written request by Tenant, Landlord will execute, acknowledge and provide to Tenant or an estoppel certificate in a form reasonably acceptable to Landlord.
(c)            Section 28.1 of the Original Lease (Option to Renew) is hereby amended to provide one (1) additional renewal term of five (5) years. Accordingly, there shall be a total of three (3) remaining renewal terms of five (5) years each (the "Renewal Terms"), subject to the provisions of said Section 28.1 and Section 4.3.
(d)           Paragraph 5(b) of the First Amendment is hereby deleted and Section 19.2 of the Original Lease is hereby reinstated.
(e)            Except as herein amended and/or modified, the Lease shall remain in full force and effect, including without  limitation, Section 1.1(1) Lease Term, and Article 4 - Monthly Payment. On the Effective Date, Assignee shall deliver to landlord a Direct Payment Form in the form attached hereto as Exhibit "B".
9.            Landlord is willing to consent to this Second Assignment, provided that Southern Concepts Restaurant Group, Inc., a Colorado corporation and Jay W. Roth, individually, execute, simultaneously with the execution hereof, the personal guaranty attached hereto and incorporated herein as Exhibit Y.

10.      As of the Effective Date of this Second Assignment, Assignor acknowledges, represents, and warrants to Assignee as follows:

(a)            The Lease is in full force and effect and is valid and bh1ding, and all broker commissions incurred in connection with the Lease have been paid in full.

(b)            There have been no amendments, modifications, extensions, or renewals of the Lease as of the Effective Date, except as expressly set forth in this Second Assignment or Bill of Sale.

(c)            With the exception of Tenant's breach of Article 18.l(e) of the Lease, no default by Landlord or Tenant exists in connection with the Lease.

11.          Assignor agrees to defend, indemnify, and hold ha1mless assignee from and against any and all claims, liabilities, and expenses, including reasonable attorney's fees, arising out of events occurring with respect to the Lease and the Premises on or before the Commencement Date, and Assignee, to the extent permitted by law, agrees Io defend, indemnify, and hold harmless Assignor from and against any and all claims, liabilities, and expenses, including reasonable attorney's fees, arising out of events occurring with respect to the Lease and Premises after the Commencement Date.

12.         This Second Assignment is binding on all parties who lawfully succeed to the rights or take the place of Assignor, Assignee, or Lan1dlord.

13.      The Lease, as amended by this Second Assignment, is hereby ratified and confirmed and remains in full force and effect. In the event of any inconsistency between the terms and provisions of this Second Assignment and  those tho     of the Lease, the terms and provisions of this Second Assignment shall control. All capitalized terms not defined in this Second Assignment shall have the meaning ascribed to them in the Lease.

14.          This Second Assignment may be executed in counterparts, each of which, when taken together, shall constitute one and the same original.

15.          In the event either party hereto shall bring suit to enforce any term of this Second Assignment or to recover any damages for and on account of the breach of any term or condition of this Second Assignment, it is mutually agreed that the prevailing party in such action shall recover all costs thereof, including reasonable attorneys' fees.

16.          The individuals executing this Second Assignment on behalf of Assignor, Assignee and Landlord, each represent and warrant that they have the legal power, right and actual authority to bind Assignor, Assignee, and/or Landlord respectively, to the terms and conditions hereof and thereof.

17.          Assignor further warrants that the representations and the representations and warranties expressed in this Second Assignment and the Bill of Sale with respect to (i ) Section 11(a), (b) and (c) hereof shall survive the consummation of this Second Assignment for a period of one (1) year·, and (ii) the ownership and lien- free conditions of the personal property.

18.          This Second Assignment and the Exhibits attached hereto contain the entire agreement between the parties.

19.          No agreement shall be effective to change, modify, terminate this Second Assignment, in whole or in part, unless such agreement is in writing and duly signed by the party (or parties) against whom enforcement of such change, modification or termination is sought.
•
20.            The laws of the State of Colorado shall govern the interpretation, validity, performance and enforcement of this Second Assignment.

21.            If any provisions of this Second Assignment  should be held to. be invalid or unenforceable, the validity or enforceability of the remaining provisions of this Second Assignment shall not be affected thereby.

22.            As of the Effective Date, Assignor hereby unconditionally releases Landlord from any and all obligations or liability of all of the covenants, terms and conditions under the Lease, expressed or implied, except those liabilities which arose prior to the Effective Date.

IN WTINESS WHEREOF, Assignor, Assignee, and Landlord have caused this Second Assignment to be executed as of the Effective Date.

ASSIGNOR:
BRUXIE, LLC, a Delaware limited liability company

	By:	/s/ Dean Simon
	Name:	Dean Simon
Title:

ASSIGNEE:
SHQ GLENDALE, LLC a Colorado limited liability company

	By:	/s/ Mitchell Roth 4/23/15
	Name:	Mitchell Roth
	Title:	President

LANDLORD:
THE ROBFORD COMPANY, LLC, a Colorado limited liability company

	By:	/s/ James Adelstein
	Name:	James Adelstein
	Title:	Manager

ORIGINAL GUARANTOR

By:	/s/ Dean Simon
Name:	Dean Simon, an individual

NEW GUARANTOR
SOUTHERN CONCEPTS RESTAURANT GROUP, INC. a Colorado Corporation

By:	/s/ Mitchell Roth
Name:	Mitchell Roth
Title:	President

Jay W. Roth , an individual

By:	/s/ Jay W. Roth
Name:	Jay W. Roth, individually

Exhibit A
Lease
[SEE ATTACHED)

Exhibit B

Direct Payment Form
Authorization for Direct Payment

I authorize Northwestern Engineering Company or NWE Management Company (NWE) and the financial institution named below to initiate entries to my checking/savings account.

●	I have attached a voided check from the bank account from which entries are to be made. (For savings accounts only, deposit slip may be used in place of voided check.)

●
I understand that I control my payments, and if I decide to discontinue this automatic payment service, I must notify NWE in writing. In order to discontinue and cancel the next regularly scheduled payment, NWE must receive written notice at least five (5) business days (excluding weekends and banking holidays), prior to that next payment date.

●
I understand that if I stop payment at my financial institution and I fail to notify NWE by the required date, or if I have insufficient funds available in my account for withdrawal, I agree to pay NWE a fee of $100.00 or the maximum amount allowable by law.

●	Furthermore, I understand that should my monthly rent/dues increase or decrease that NWE will automatically change my withdrawal amount accordingly.

Initial payment amount $10,634.00
Regular payment date: 5th day of the month or the first business day thereafter.

Name: (please print): _SHQ Glendale LLC_____________________________________________________

Address for which payment is for: 1000 South Colorado Blvd,., Suite 103, Glendale, CO  80246

Phone number in case of questions:   719265-5821

Name of Financial Institution:  Integrity Bank & Trust

City:  Monument          State:   CO         Checking ___X__ Savings _____

Account No: ___1056573__________________

Financial Institution Routing No.:  __107006994______________________

I hereby authorize NWE Management Company, P.O. Box 2624 Rapid City, SD 57709 (605) 394-3310, to begin electronic entries to my checking/savings account on the   5th    day of    May,  2015, and have agreed to the terms listed on the authorization above.

Signature:  /s/ Heather Atkinson                 Date:   4-17-15

<u>**Exhibit X**</u>

Bill of Sale

BILL OF SALE OF PERSONAL PROPERTY

EQUIPMENT LIST								
REVISION DATE	ITEM NUMBER		QUANT	FURNISH	INSTALL	MOUNTING LOCATION	MANUFACTURER	MODEL NO.
	01	SPARE NUMBER						
	02	JANITORS SINK	1	EX	--			
	03	JANITORS SINK FAUCET	1	EX	--	WALL		
	04	CHEMICAL SHELF	1	KEO	KEO	WALL	CUSTOM FABRICATION	S/S CUSTOM
	06	MOP RACK	1	EX	--	WALL	RUBBERMAID	FG1929XXGREY
	09	SODA BAG-IN-BOX STORAGE RACK	1	RSM	KEO	LEGS		
	10	BULK CO2 TANK W/ REMOTE FILL STATION	1	OSV	OSV	FLOOR		
	11	WATER HEATER	1	EX	--			
	12	WATER FILTER	1	KEO	PO	WALL	EVERPURE	EV9437-10
	13	SPARE NUMBER						
	14	OFFICE DESK AND WALL SHELVES	1	EX	--	FLOOR/ WALL		
	15	SAFE BOX	1	OWN	--	FLOOR		
	18	EMPLOYEE LOCKERS	1 LOT	EX	--	WALL		
	20	DRY STORAGE SHELVING	1	RSM	KEO	LEGS	EAGLE GROUP	EAGLE BRITE
	21	DRY STORAGE SHELVING	1	KEO	KEO	LEGS	EAGLE GROUP	EAGLE BRITE
	22	WALK-IN COOLER	1	EX	--			
	24	WALK-IN COOLER SHELVING	2	EX	--	LEGS		
	26	WALK-IN FREEZER	1	EX	--			
	28	FREEZER DUNNAGE RACKS	2	RSM	KEO	LEGS	NEW AGE	2017
	29	2-DOOR REACH IN REFRIGERATOR	1	KEO	KEO	CASTERS	TRUE	TS-72
	30	WALK-IN FREEZER SHELVING	1	EX	--	LEGS		
	35.1	S/S PORTABLE STAND FOR ITEM 35	1	KEO	KEO	CASTERS	CUSTOM FAB	S/S CUSTOM
	40	3-COMPARTMENT POT SINK	1	EX	--	LEGS		S/S CUSTOM
	40.1	SINK COVERS FOR ITEM 40 WITH STORAGE BACKET	LOT	KEO	KEO	ITEM 40	CUSTOM FAB	S/S CUSTOM
	45	PREP TABLE	1	EX	--	LEGS	CUSTOM FABRICATION	S/S CUSTOM
	48	HAND SINK W/SOAP AND TOWEL DISPENSER	1	EX	--	WALL		
	48.1	S/S BLADE SPLASH	1	KEO	KEO	ITEM 48	CUSTOM FAB	S/S CUSTOM
	51	PREP TABLE WITH SINK	1	RSM	KEO	LEGS	CUSTOM FABRICATION	S/S CUSTOM
	53	MIXER BRACKET	1	KEO	KEO	WALL	CUSTOM FAB	S/S CUSTOM
	55	SLICER	1	EX	--	ITEM 51		
	56	WALL SHELF	1	EX	--	WALL		
	60	OPEN BURNER RANGE W/ STUB BACK AND EXTRA OVEN SHELF	1	KEO	KEO	LEGS	IMPERIAL	#-4
	60.1	QUICK DISCONNECT GAS HOSE	1	KEO	KEO	ITEM 66	DORMONT	
	62	HAND SINK (SOAP AND TOWEL DISPENSER BY OWNER)	1	E/R	KEO	WALL		
	62.1	S/S BLADE SPLASH	1	KEO	KEO	ITEM 48	CUSTOM FAB	S/S CUSTOM
	66	FRYERS	2	E/R	KEO	CASTERS		
	66.1	QUICK DISCONNECT GAS HOSE	2	KEO	KEO	ITEM 66	DORMONT	
	68	REFRIGERATED EQUIPMENT STAND	1	E/R	KEO	CASTERS		
	73	CUTTING BOARD FOR ITEM 74	1	KEO	KEO	ITEM 74	TRUE	
	74	FOOD PREP TABLE	1	KEO	KEO	CASTERS	TRUE	TSSU-27-8D-2
	75	GRIDDLE	1	E/R	KEO	ITEM 68		
	75.1	QUICK DISCONNECT GAS HOSE	1	KEO	KEO	ITEM 66	DORMONT	
	76	CHEESEMELTER W/ MOUNTING BRACKET	1	RSM	KEO	WALL	JADE	JCM-48
	79	EXHAUST HOOD - TYPE I	1	EX	--	WALL		
	80	ANSUL SYSTEM - MODIFY	1	EX	--	WALL		

MR
Initials _______________________________________

10

EQUIPMENT LIST

REVISION DATE	ITEM NUMBER	EQUIPMENT DESCRIPTION	QUANTITY	FURNISHED BY	INSTALLED BY	MOUNTING LOCATION	MANUFACTURER	MODEL NO.
	82	S/S WALL FLASHING	1	KEC	KEC	WALL	CUSTOM FAB	S/S CUSTOM
	84	MICROWAVE OVEN	1	RSM	KEC	ITEM 84.1	AMANA	RCS 10TS
	84.1	S/S MICROWAVE SHELF	1	KEC	KEC	WALL	CUSTOM FAB	S/S CUSTOM
	85	SPARE NUMBER						
	98	UTENSIL HOOKS	8	KEC	KEC		CUSTOM FAB	S/S CUSTOM
	99	EQUIPMENT STAND	1	KEC	KEC	LEGS	CUSTOM FAB	S/S CUSTOM
	101	WORKTOP FREEZER	1	E/R	KEC	LEGS		
	102	REFRIGERATED PREP TABLE	1	E/R	KEC	CASTERS		
	105	DRAWER WARMER	1	RSM	KEC	CASTERS	ALTO SHAAM	500-SD
	106	DROP-IN FOOD WARMER	1	RSM	KEC	ITEM 109	WELLS	MOD-127TD
	107	FILL FAUCET	1	RSM	KEC	ITEM 109	FISHER	59017
	108	FRY DUMP	1	RSM	KEC	ITEM 109	DELFIELD	FFHS 16
	109	WORK TABLE WITH CUTTING BOARD AND SCRAP CHUTE	1	RSM	KEC	LEGS	CUSTOM FAB	S/S CUSTOM
	112	DIPPERWELL WITH FAUCET	1	RSM	KEC	ITEM 109	FISHER	3041
	113	TRASH CAN	LOT	OWN	OWN	FLOOR	RUBBERMAID	SLIM JIM
	116	REFRIGERATED PREP TABLE	1	E/R	KEC	CASTERS	BEVERAGE AIRE	
	117	Wire RACK FOR ITEM 116	1	KEC	KEC	ITEM 116		
	118	HAND SINK (SOAP AND TOWEL DISPENSER BY OWNER)	1	E/R	KEC	WALL		
	118.1	S/S BLADE SPLASH	1	KEC	KEC	ITEM 118	CUSTOM FAB	S/S CUSTOM
	121	PASS SHELF	1	KEC	KEC	WALL	CUSTOM FAB	S/S CUSTOM
	136	MILK DISPENSER	1	KEC	KEC	ITEM 51	SILVERKING	SKMAJ1
	151	BEVERAGE COUNTER	1	KEC	KEC	LEGS	CUSTOM FAB	S/S CUSTOM
	153	DIPPERWELL WITH FAUCET	1	KEC	KEC	ITEM 108	FICHER	3041
	158	S/S LEDGE	1	KEC	KEC	WALL	CUSTOM FAB	S/S CUSTOM
	159	S/S WALL SHELF	1	KEC	KEC	WALL	CUSTOM FAB	S/S CUSTOM

EQUIPMENT ROUGH-IN CONNECTION REQUIREMENTS

EQUIPMENT LIST

REV ISIO N	ITE M NO.	EQUIPMENT DESCRIPTION	QUA	FUR	INST	MOUNTING LOC ATI	MANUFACTURER	MODEL NO.
	163	REMOTE CONDENSER FOR ITEM 162	1	RSM	KEC	ROOF	FOLLET	HCF1000
	166	SERVICE FAUCET (DOUBLE JOINT SPOUT)	2	KEC	PC	WALL	FISHER	34119
	169	ICE MACHINE	1	E/R	KEC	ITEM 170		
	170	ICE BIN	1	KEC	KEC	LEGS	ICE-O-MATIC	[illegible]
	171	S/S WORK TABLE WITH SINK	1	KEC	KEC	LEGS	CUSTOM FAB	S/S CUSTOM
	174	REFRIGERATED PREP TABLE	1	KEC	KEC	CASTERS	TRUE	TSSU-48-8
	175	CUTTING BOARD FOR ITEM 174	1	KEC	KEC	ITEM 174	TRUE	
	180	PASS SHELF	1	KEC	KEC	WALL	CUSTOM FAB	S/S CUSTOM
	181	MILLWORK COUNTER	1	RSM	GC	BASE		
	182	ELIASON DOOR	1	GC	GC	WALL		
	188	CORNER GUARD AND WALL CAP	LOT	KEC	KEC	WALL	CUSTOM FAB	S/S CUSTOM
	189	FILL FAUCET	1	KEC	KEC	ITEM 203	FISHER WITH 10" SPOUT	62758
	200	SCREENED PARTITION	LOT	GC	GC	WALL	CUSTOM FAB	M/W CUSTOM
	201	ORDER COUNTER	1	RSM	GC	LEGS		
	202	BRUXIE GEAR CABINET	1	GC	GC	WALL		
	203	CONDIMENT COUNTER	1	GC	GC	BASE		
	207	"EXPO" COUNTER	1	GC	GC	BASE	CUSTOM FAB	MW CUSTOM
	209	WATER DISPENSER	2	OWN	OWN	ITEM 203		

MR
Initials ______ ______ ______ ______ ______

11

Exhibit Y
Personal Guaranty

GUARANTY OF LEASE

In order to induce The Robford Company, LLC ("Landlord") to enter into that certain SECOND ASSIGNMENT, ASSUMPTION AND  RESTATEMENT  OF AMENDMENT OF LEASE dated April  23,  2015 [on or about 4/23/15 or 4/24/15] (the "Second Assignment"), regarding the assignment of that certain lease agreement which concerns the rental of 1000 South Colorado Blvd., Suite 103, Glendale, Co 80246 (the lease agreement, as amended and assigned, is referred to herein as the "Lease"), Southern Concepts Restaurant Group, Inc., a  Colorado  corporation  and  Jay  W.  Roth,  individually  (collectively,  the Guarantor''), subject to the limitations described below, hereby makes the unconditional and unqualified guaranty, indemnification and agreements with and in favor of Landlord:

a.	Guarantor hereby covenants and agrees with Landlord:

i.	To make the due and punctual payment of all rent, monies and charges payable under the Lease which accrue under the Lease on or after the Commencement Date (as defined in the Second Assignment);

ii.	To effect prompt and complete performance of all and each of the tem1s, covenants, conditions and provisions contained in the Lease to be kept, observed and performed on or after the Commencement Date (as defined in the Second Assignment); and

iii.	To indemnify and save Landlord harmless from any loss, costs or damages arising out of any failure to pay the aforesaid rent, moneys and charges or the failure to perform any of the aforesaid terms, covenants, conditions and provisions of the Lease.

b.	In the event of a default under the Lease, Guarantor waives any right to require Landlord to:

i.	Proceed against Assignee and/or Assignor (as defined in the Second Assignment) or pursue any rights or remedies with respect to the Lease;

ii.	Proceed against or exhaust any security that Landlord holds from assignee;

iii.	Pursue any remedy whatsoever in Landlord's power; or

iv.	Proceed against any co-guarantors, if any. Landlord shall have the right to enforce this guaranty regardless of the acceptance of additional security from Assignee and/or Assignor and regardless of the release or discharge of Assignee and/or Assignor by Landlord or by others, or by operation of law.

c.	Guarantor hereby expressly waives any right of setoff or compensation against amounts due under this Guaranty and waives all notice of nonperformance, nonpayment, nonobservance or default on the part of Assignee and/or Assignor of the terms, covenants, or conditions and provisions of the Lease.

d.	Without limiting the generality of the foregoing, the liability of Guarantor under this Guaranty shall not be deemed to have been waived, released, discharged, impaired, or affected by reason of any waiver or failure to enforce any of the obligations of the Assignee and/or Assignor under the Lease, or assignment of the Lease by Landlord Assignee and/or Assignor, or the subletting of the demised premises by the Assignee and/or Assignor, or by the expiration of the Lease term, or the release or discharge of Assignee and/or Assignor in any receivership, bankruptcy, winding up or other creditors' proceedings, or the rejection, disaffirmance or disclaimer of the Lease by any party in any action or proceeding, or any extension, modification, amendment or alteration of the Lease whatsoever, including but not limited to relocation of Assignee and/or Assignor to substitute premises, and shall continue with respect to the periods prior thereto and thereafter, for and with respect to the term originally contemplated and expressed in the Lease. The liability of the Guarantor shall not be affected by any repossession of the demised premises by Landlord, provided, however, the net payments received by Landlord after deducting all costs and expenses of repossession and/or reletting the same, shall be credited from time to time by Landlord to the account of Guarantor and Guarantor shall pay any balance owing ta Landlord from time to time immediately upon ascertainment.

e.	This Guaranty shall be one of payment and performance and not simply of collection. Notwithstanding the use of the word “indemnify” or "guaranty" each guarantor or indemnitor of the Lease shall be jointly and severally liable for the obligations owing pursuant to the terms of the Lease.

f.	Guarantor shall, without limiting the generality of the foregoing, be bound by this Guaranty in the same manner as though Guarantor were named in the ease as Assignee.

g.	All of the terms, agreements and conditions of this Guaranty shall extend to and be binding upon Guarantor, his heirs, executors, administrators, successors and assigns, and the holder of any mortgage to which the Lease may be subject and subordinate from time to time.

h.
Landlord may, without notice, assign or transfer this Guaranty, in whole or in part, and no such assignment or transfer shall operate to extinguish, diminish, waive, release, discharge or otherwise affect Guarantor's liability hereunder.

i.	Guarantor agrees to pay to Landlord all reasonable attorneys' fees and costs or other expenses incurred by Landlord in any legal proceedings for collection, attempted collection, enforcement, attempted enforcement, negotiation or otherwise arising under the Lease or this Guaranty.

j.	GUARANTOR HEREBY WAIVES HIS/HER/ITS RIGHT TO DEMAND A TRIAL BY JURY IN ANY CIVIL ACTION THAT INVOLVES THE ENFORCEMENT OF THIS GUARANTY OR THE ENFORCEMENT OF THE LEASE.

k.
Each person executing this Guaranty individually and personally represents and warrants that he/she is duly authorized to execute and deliver the same on behalf of the entity for which he/she is signing (whether it be a corporation, general or limited, partnership, or otherwise) and that the Lease is binding upon said entity in accordance with its terms.

The current Lease term expires on July 31, 2020 (the "Current Expiration Date").

Notwithstanding anything to the contrary contained herein, Jay W. Roth's obligations hereunder are limited to those obligations accruing under the Lease on or . after the Commencement Date (as defined in the Second Amendment) and continuing through the Current Expiration Date, July 31, 2020 UNLESS the Lease term is extended beyond the Current Expiration Date by way of holdover, exercise of renewal option, or any other means and there has been a default under the Lease beyond an applicable notice and cure period prior to the Current Expiration Date, whether or not the same was cured, in which case Jay W. Roth's obligations hereunder shall continue through any extensions or option periods.

Notwithstanding anything to the contrary contained herein, Southern Concepts Restaurant Group, Inc.'s obligations hereunder shall remain in full force and effect in the event that the Lease term is extended beyond the Current Expiration Date, by way of holdover, exercise of renewal option, or any other means.

Notwithstanding anything to the contrary contained herein, Guarantor's obligations hereunder shall be limited to payment in the sum of $140,000.00 (inclusive of attorney's fees and costs and any other expenses of any kind or nature whatsoever).

[SIGNATURES ON FOLLOWING PAGE]

"GUARANTOR"

/s/ Jay W. Roth
Jay W. Roth
SSN:
Address:	15975 Winding Trail Road Colorado Springs, Colorado 80908

Phone:	719.494.2225

SOUTHERN CONCEPTS RESTAURANT GROUP, a Colorado corporation

By:	/s/ Mitchell Roth
Name:	Mitchell Roth
Title:	President
4/24/15

integrity
BANK & TRUST

WIRE INSTRUCTIONS

All incoming and outgoing wires go through our account with Banker's Bank of the West with the following instructions:

Bank Name:	Banker's Bank of the West 1099 18th St, Suite 2700 Denver CO 80202
ABA or Rtg #:	102003743
Account #:	1001421
For credit to:	Integrity Bank & Trust
Address:	1275 Village Ridge Pt. Monument, CO 80132

If an incoming wire is to credit an account within Integrity Bank & Trust, the following information must be available:

wires go through our account with Banker's Bank of the West with the following instructions:

For further credit:	SHQ GLENDALE, LLC
Account #:	1056573
Address:	2 N. CASCADE AVE., STE. 1400 COLORADO SPRINGS, CO 80903

If you have any questions, please contact us at 719-484-0077.

1275 Village Ridge Point, Monument CO 80132
Phone 719-484-0077 Fax 719-488-9160 Toll Free 877-677-2265
www.integritybankandtrnst. com

. ' ··.

Southern Concepts Restaurant Group
April 17, 2015

Corporate Stock Transfer
Attn: Mr. Daniel  Bell
3200 Cherry Creek Drive South, #430
Denver, CO 80209

Dear Mr. Bell,

Please issue a Southern Concepts Restaurant Group, Inc. restricted common stock certificate for  90,578 common shares to the name below. You may deliver this via certified mall to the address listed:

Bruxie,LLC
1295 S. Lewis Street
Anaheim, CA 92805
EIN 27-3858398

Sincerely,

/s/ Mitchell Roth
Mitchell Roth
President

/s/ Heather Atkinson
Heather Atkinson
CFO

Corporate Stock Transfer

NEW ISSUANCE INSTRUCTIONS FORM

****Please be as specific and thorough as possible when completing this form. Laws have changed and all of this information will be required to be provided as of January 1, 2011. If the information is not provided the transfer request will be rejected*****

Name of Public Company Issue Southern Concepts Restavent Grap Inc

CUSIP Number 84264D106

If new shares are requested, please provide full name, address and SSN or TIN of holder. If shares are to be issued to a trust, we need the name of the trust, name of trustee(s) and date the trust was formed. For shares issued or transferred under the Gifts to Minors or Transfers to Minors Acts please include the custodian's physical address, child's state of residence and child's SSN. For any other fiduciary account, please contact TA for proper registration format, if unsure. If no cost basis is provided, transfer is assumed to be a gift and fair market value will be reported in accompanying statements. Transfer agent is required, by law, to maintain, manage, and pass through cost basis information to all "applicable persons", under Cost Basis Reporting, signed into law through the Emergency Economic Stabilization Act of 2008.

INFORMATION NEEDED PER CERTIFICATE ISSUED
(if you are issuing more than one certificate, please attach an addendum)

Total Shares for this Certificate: 90,578

Full Registration Name of Shareholder(s) Bruxie LLC
Full Physical Address of Shareholder(s) 1295 S. Lewis Street
Anaheim CA 92805

SSN of Each Recipient in this Registration 27-3858398

This certificate includes the following tax lots: *(For additional tax lots include another page)*

# of shares	90,578	were acquired on (date)	4.17.15	cost per share $	0.23
# of shares		were acquired on (date)		cost per share $	
# of shares		were acquired on (date)		cost per share $	
# of shares		were acquired on (date)		cost per share $	

4/17/2015

3200 Cherry Creek Drive South, Suite 430 Denver, Colorado 80209 (303) 282-4800 Fax (303) 282-5800 www.corporatestock.com

SEE RESTRICTIVE LEGEND ON REVERSE

NUMBER 800-3

SOUTHERN CONCEPTS RESTAURANT GROUP

SHARES -90,578-

INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

AUTHORIZED: 120,000,000 COMMON SHARES,
NO PAR VALUE PER SHARE

CUSIP 84264D 10 6

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies That -BRUXIE LLC-

is the owner of ***NINETY THOUSAND FIVE HUNDRED SEVENTY EIGHT***

Fully Paid and Non-Assessable Common Stock, No Par Value of

SOUTHERN CONCEPTS RESTAURANT GROUP, INC.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Colorado, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated: 04/22/15

PRESIDENT

SOUTHERN CONCEPTS RESTAURANT GROUP, INC. CORPORATE SEAL COLORADO

CFO / SECRETARY

Countersigned:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek South Drive, Suite 430
Denver, CO 80209

By ______
Transfer Agent and Registrar Authorized Officer

800

© Mountain Financial Print & Design, LLC

Client#: 37405 BOURBRO

ACORD™ CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 4/22/2015

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
IMA, Inc. - Colorado Division
1705 17th Street, Suite 100
Denver, CO 80202
303-534-4567

CONTACT NAME:
PHONE (A/C, No, Ext): 303-534-4567 FAX (A/C, No): 303-534-0600
E-MAIL ADDRESS: denaccounttechs@imacorp.com

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Ohio Security Insurance (*)	24082
INSURER B : Ohio Casualty Insurance Co. (*)	24074
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F : *Liberty Mutual Insurance	

INSURED
Southern Concepts Restaurant Group, Inc.
SHQ Glendale, LLC
2 N Cascade, Suite 1400
Colorado Springs, CO 80903

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS-MADE X OCCUR X PD Ded:10,000 GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY PRO-JECT LOC			BKS55884617	02/06/2015	02/06/2016	EACH OCCURRENCE	$1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$300,000
							MED EXP (Any one person)	$5,000
							PERSONAL & ADV INJURY	$1,000,000
							GENERAL AGGREGATE	$2,000,000
							PRODUCTS - COMP/OP AGG	$2,000,000
								$
	AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS HIRED AUTOS NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
B	X UMBRELLA LIAB X OCCUR EXCESS LIAB CLAIMS-MADE DED X RETENTION $10,000			USO55884617	02/06/2015	02/06/2016	EACH OCCURRENCE	$5,000,000
							AGGREGATE	$5,000,000
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					WC STATU-TORY LIMITS OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)
Property Coverage at 1000 South Colorado Blvd, Suite 103, Glendale, CO: Policy #BKS55884617
Effective: 02/06/15-02/06/16 Insurer A: See Above
$600,000 Business Personal Property Limit; $10,000 Deductible; SPC Form/RC
$1,800,000 Business Income & Extra Expense Limit; 24 Hour Deductible; SPC Form

(See Attached Descriptions)

CERTIFICATE HOLDER

The Robford Company, LLC
PO Box 2624
Rapid City, SD 57709

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

© 1988-2010 ACORD CORPORATION. All rights reserved.

ACORD 25 (2010/05) 1 of 2 The ACORD name and logo are registered marks of ACORD
#S1128150/M1128147 KKB

DESCRIPTIONS (Continued from Page 1)

RE: Restaurant at 1000 South Colorado Blvd., Suite 103.
The Robford Company, LLC is included as Additional Insured on the General Liability Policy if required by written contract or agreement subject to the policy terms and conditions.

SAGITTA 25.3 (2010/05) 2 of 2

#S1128150/M1128147

Client#: 37405 BOURBRO

ACORD™ CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 4/22/2015

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
IMA, Inc. - Colorado Division
1705 17th Street, Suite 100
Denver, CO 80202
303-534-4567

CONTACT NAME:
PHONE (A/C, No, Ext): 303-534-4567 FAX (A/C, No): 303-534-0600
E-MAIL ADDRESS: denaccounttechs@imacorp.com

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Ohio Security Insurance (*)	24082
INSURER B : Ohio Casualty Insurance Co. (*)	24074
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F : *Liberty Mutual Insurance	

INSURED
Southern Concepts Restaurant Group, Inc.
SHQ Glendale, LLC
2 N Cascade, Suite 1400
Colorado Springs, CO 80903

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY			BKS55884617	02/06/2015	02/06/2016	EACH OCCURRENCE	$1,000,000
	X COMMERCIAL GENERAL LIABILITY						DAMAGE TO RENTED PREMISES (Ea occurrence)	$300,000
	CLAIMS-MADE X OCCUR						MED EXP (Any one person)	$5,000
	X PD Ded:10,000						PERSONAL & ADV INJURY	$1,000,000
							GENERAL AGGREGATE	$2,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						PRODUCTS - COMP/OP AGG	$2,000,000
	X POLICY PRO-JECT LOC							$
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	$
	ANY AUTO						BODILY INJURY (Per person)	$
	ALL OWNED AUTOS / SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	HIRED AUTOS / NON-OWNED AUTOS						PROPERTY DAMAGE (Per accident)	$
								$
B	X UMBRELLA LIAB X OCCUR			USO55884617	02/06/2015	02/06/2016	EACH OCCURRENCE	$5,000,000
	EXCESS LIAB CLAIMS-MADE						AGGREGATE	$5,000,000
	DED X RETENTION $10,000							$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N						WC STATU-TORY LIMITS / OTH-ER	
	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH)	N/A					E.L. EACH ACCIDENT	$
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)
Property Coverage at 1000 South Colorado Blvd, Suite 103, Glendale, CO: Policy #BKS55884617
Effective: 02/06/15-02/06/16 Insurer A: See Above
$600,000 Business Personal Property Limit; $10,000 Deductible; SPC Form/RC
$1,800,000 Business Income & Extra Expense Limit; 24 Hour Deductible; SPC Form

(See Attached Descriptions)

CERTIFICATE HOLDER
Sessions Group, LLC
936 East 18th Avenue
Denver, CO 80218

CANCELLATION
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

© 1988-2010 ACORD CORPORATION. All rights reserved.

ACORD 25 (2010/05) 1 of 2 The ACORD name and logo are registered marks of ACORD
#S1128152/M1128147 KKB

DESCRIPTIONS (Continued from Page 1)

RE: Restaurant at 1000 South Colorado Blvd., Suite 103.
Sessions Group, LLC Is included as Additional Insured on the General Liability Policy if required by written contract or agreement subject to the policy terms and conditions.

SAGITTA 25.3 (2010/05) 2 of 2

#S1128152/M1128147